UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 24, 2012

THE JONES GROUP INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)
1411 Broadway New York, New York 10018 (Address of principal executive offices)
(212) 642-3860 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On October 24, 2012, The Jones Group Inc. (the "Company") issued a press release reporting its results of operations for the fiscal quarter ended September 29, 2012.

A copy of the press release is attached as Exhibit 99.1 to this report.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The press release attached as Exhibit 99.1 contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. To supplement the Company's consolidated financial statements presented in accordance with GAAP, it is presenting non-GAAP information regarding the effect on earnings per share from costs related to, among other things:

  severance, fixed asset impairment and other charges and credits related to the closure of underperforming retail locations;

  the amortization of certain acquired intangible assets from the acquisitions of KG Group Holdings Limited, Stuart Weitzman Holdings, LLC ("Stuart Weitzman") and Atwood Italia S.r.l. and the fair value adjustment of the contingent consideration payable for the Stuart Weitzman and Moda Nicola International, LLC acquisitions;

  investment consulting fees, legal fees, accounting fees and other items related to the acquisitions and other business development activities;

  severance and restricted stock amortization related to executive management changes;

  present value accruals and adjustments for liabilities related to leases on properties currently not in use;

  gain on the sale of the Sam & Libby trademark in 2012;

  severance and other expenses associated with the closure of the Texas and Rhode Island warehouses;

  severance, occupancy, and other costs related to the exit from or restructuring of corporate and business support functions and other charges not considered by management to be part of ongoing operations; and

  the write-off of certain deferred financing fees in 2011 related to the amendment and extension of our credit facility.

These non-GAAP measures are provided to enhance the user's overall understanding of the Company's current financial performance. Specifically, the Company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses that may not be indicative of the Company's core operating results. In addition, because the Company has historically reported certain non-GAAP results to investors, the Company believes the inclusion of non-GAAP numbers provides consistency in its financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. The non-GAAP measures of adjusted net income and adjusted diluted earnings per share included in the attached press release have been reconciled to the equivalent GAAP measure.

Item 7.01 Regulation FD Disclosure.

PowerPoint Slide Presentation

A copy of the PowerPoint slide presentation to be made during the conference call with Company management on October 24, 2012 concerning the Company's results of operation for the fiscal quarter ended September 29, 2012 is attached as Exhibit 99.2 to this report.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of the Registrant dated October 24, 2012.
99.2	PowerPoint slide presentation dated October 24, 2012.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES GROUP INC. (Registrant) By: /s/ John T. McClain John T. McClain Chief Financial Officer

 Date: October 24, 2012

Exhibit Index

Exhibit No.	Description
99.1	Press Release of the Registrant dated October 24, 2012.
99.2	PowerPoint slide presentation dated October 24, 2012.

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